SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8‑K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
February 1, 2005

Bank of America 401(k) Plan for
Legacy Fleet
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-6523 (Commission File Number)	05-0341324 (IRS Employer Identification No.)

401 North Tryon Street
Charlotte, North Carolina 28202-2108
(Address of principal executive offices, including zip code)

(800) 556-6044
(Registrant's telephone number, including area code)

FleetBoston Financial Savings Plan
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On February 1, 2005 the Bank of America 401(k) Plan For Legacy Fleet, then known as the FleetBoston Financial Savings Plan (the "Plan"), dismissed PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm for the Plan.  PwC served as the Plan's independent registered public accounting firm for the fiscal year ended December 31, 2003.  On April 1, 2005, the Plan engaged UHY LLP ("UHY") to replace PwC as its independent registered public accounting firm for the fiscal year ended December 31, 2004.  On November 21, 2005, the Plan dismissed UHY LLP ("UHY") as its independent registered public accounting firm.  On December 5, 2005, the Plan engaged Morris, Davis & Chan LLP ("MDC") to replace UHY as its independent registered public accounting firm for the fiscal year ended December 31, 2005.  The decision to change the Plan's independent registered public accounting firms was approved by the Audit Committee of the Board of Directors of Bank of America Corporation (the "Audit Committee").

The report of PwC on the Plan's financial statements for the fiscal year ended December 31, 2003 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle.  The report of UHY on the Plan's financial statements for the fiscal year ended December 31, 2004 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal year ended December 31, 2003 and through February 1, 2005, there were (1) no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference thereto in their report on the financial statements for such year, and (2) no reportable events (as defined in Regulation S−K Item 304(a)(1)(v)).  During the fiscal year ended December 31, 2004 and through November 21, 2005, there were (1) no disagreements with UHY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of UHY, would have caused them to make reference thereto in their report on the financial statements for such year, and (2) no reportable events (as defined in Regulation S−K Item 304(a)(1)(v)).

During the fiscal year ended December 31, 2003 and through April 1, 2005, the Plan did not consult with UHY regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Plan's financial statements, and neither a written report was provided to the Plan or oral advice was provided that UHY concluded was an important factor considered by the Plan in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S−K and the related instructions to Item 304 of Regulation S−K, or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S−K.

During the two fiscal years ended December 31, 2004 and through December 5, 2005, the Plan did not consult with MDC regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Plan's financial statements, and neither a written report was provided to the Plan or oral advice was provided that MDC concluded was an important factor considered by the Plan in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S−K and the related instructions to Item 304 of Regulation S−K, or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S−K.

The Plan has requested that each of PwC and UHY furnish it with a letter addressed to the SEC stating whether or not such firm agrees with the above statements. Copies of such letters from PwC and UHY are being filed as Exhibits 16.1 and 16.2, respectively, to this Current Report on Form 8−K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

 (d)        Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
16.1	Letter from PricewaterhouseCoopers LLP dated April 12, 2006.
16.2	Letter from UHY LLP dated April 12, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA 401(k) PLAN FOR LEGACY FLEET
By: /s/ RICHARD J. DORAZIL Richard J. Dorazil Global Benefits Executive

Dated:  April 12, 2006

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
16.1	Letter from PricewaterhouseCoopers LLP dated April 12, 2006.
16.2	Letter from UHY LLP dated April 12, 2006.